Exhibit 99.2

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions, except per share data)
(unaudited)

	Quarter Ended
	Mar. 31,		Dec. 31,		Sept. 30,	June 30,	Mar. 31,
	2008		2007		2007	2007	2007
PROFITABILITY
Net income (loss)	$(1,138)		$(1,867)		$186	$830	$784
Net interest income	2,175		2,047		2,014	2,034	2,081
Noninterest income	1,569		1,365		1,379	1,758	1,541
Noninterest expense	2,152		4,166		2,191	2,138	2,105
Diluted earnings per common share	$(1.40)		$(2.19)		$0.20	$0.92	$0.86
Diluted weighted average number of common shares outstanding
(in thousands)	856,923		855,532		876,002	893,090	899,706
Net interest margin on a taxable-equivalent basis(1)	3.05%		2.86%		2.86%	2.91%	2.80%
Dividends declared per common share	$0.15		$0.56		$0.56	$0.55	$0.54
Book value per common share (period end)(2)	21.74		24.55		27.18	27.27	27.30
Return on average assets	(1.42	) %	(2.30	) %	0.23%	1.05%	0.95%
Return on average common equity	(23.27)		(32.64)		3.03	13.74	12.99
Efficiency ratio(3)	57.49		122.13		64.55	56.38	58.13

ASSET QUALITY
Nonperforming assets(4) to total assets	2.87%		2.17%		1.65%	1.29%	1.02%
Allowance as a percentage of loans held in portfolio	1.94		1.05		0.80	0.73	0.71

CREDIT PERFORMANCE
Provision for loan losses	$3,511		$1,534		$967	$372	$234
Net charge-offs	1,368		747		421	271	183

CAPITAL ADEQUACY
Capital Ratios for WMI:
Tangible equity to total tangible assets(5)	6.40%		6.67%		5.60%	6.07%	5.78%
Tier 1 capital to average total assets (leverage)(6)	6.56		6.84		5.86	6.09	5.87
Total risk-based capital to total risk-weighted assets(6)	12.24		12.34		10.67	11.04	11.17
Capital Ratios for WMB (well-capitalized minimum)(7):
Tier 1 capital to adjusted total assets (leverage) (5.00%)	6.94		7.05		6.41	7.52	7.04
Adjusted Tier 1 capital to total risk-weighted assets (6.00%)	8.11		8.33		7.62	8.77	8.32
Total risk-based capital to total risk-weighted assets (10.00%)	12.20		12.22		11.26	12.80	12.37

SUPPLEMENTAL DATA
Average balance sheet:
Total loans held in portfolio	$244,186		$241,690		$227,348	$216,004	$222,617
Total interest-earning assets	285,265		287,988		283,263	279,836	295,700
Total assets	319,928		325,276		320,475	316,004	331,905
Total deposits	184,304		185,636		198,649	206,765	210,764
Total stockholders' equity	24,066		23,947		23,994	24,436	24,407
Period-end balance sheet:
Total loans held in portfolio, net	238,100		241,815		235,243	213,434	215,481
Total assets	319,668		327,913		330,110	312,219	319,985
Total deposits	188,049		181,926		194,280	201,380	210,209
Total stockholders' equity	22,449		24,584		23,941	24,210	24,578
Common shares outstanding at the end of period (in thousands)(8)	882,610		869,036		868,802	875,722	888,111
Employees at end of period	45,883		49,403		49,748	49,989	49,693
_______________________
(1)
Includes taxable-equivalent adjustments primarily related to tax-exempt income on U.S. states and political subdivisions securities and loans related to the Company's community lending and investment activities.  The federal statutory tax rate was 35% for the periods presented.

(2)	Excludes six million shares held in escrow.
(3)	The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(4)	Excludes nonaccrual loans held for sale.
(5)
Excludes unrealized net gain/loss on available-for-sale securities and cash flow hedging instruments, goodwill and intangible assets (except MSR) and the impact from the adoption and application of FASB Statement No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans.  Minority interests of $3.91 billion, $3.92 billion, $2.94 billion, $2.94 billion and $2.45 billion at March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007 are included in the numerator.

(6)	The capital ratios are estimated as if Washington Mutual, Inc. were a bank holding company subject to Federal Reserve Board capital requirements.
(7)	Capital ratios for Washington Mutual Bank ("WMB") at March 31, 2008 are preliminary.
(8)	Includes six million shares held in escrow.

Washington Mutual, Inc.
Consolidated Statements of Income
(dollars in millions, except per share data)
(unaudited)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2008	2007	2007	2007	2007
Interest Income
Loans held for sale	$87	$160	$248	$421	$562
Loans held in portfolio	3,954	4,156	3,992	3,786	3,900
Available-for-sale securities	357	380	392	351	332
Trading assets	116	101	108	108	113
Other interest and dividend income	77	79	116	82	101
Total interest income	4,591	4,876	4,856	4,748	5,008
Interest Expense
Deposits	1,329	1,464	1,650	1,723	1,772
Borrowings	1,087	1,365	1,192	991	1,155
Total interest expense	2,416	2,829	2,842	2,714	2,927
Net interest income	2,175	2,047	2,014	2,034	2,081
Provision for loan losses	3,511	1,534	967	372	234
Net interest income (expense) after provision for loan losses	(1,336)	513	1,047	1,662	1,847
Noninterest Income
Revenue from sales and servicing of home mortgage loans	411	358	161	300	125
Revenue from sales and servicing of consumer loans	248	375	418	403	443
Depositor and other retail banking fees	704	769	740	720	665
Credit card fees	181	214	209	183	172
Securities fees and commissions	58	63	67	70	60
Insurance income	30	29	29	29	29
Loss on trading assets	(216)	(267)	(153)	(145)	(108)
Gain (loss) on other available-for-sale securities	18	(261)	(99)	7	35
Other income	135	85	7	191	120
Total noninterest income	1,569	1,365	1,379	1,758	1,541
Noninterest Expense
Compensation and benefits	914	877	910	977	1,002
Occupancy and equipment	358	488	371	354	376
Telecommunications and outsourced information services	130	134	135	132	129
Depositor and other retail banking losses	63	72	71	58	61
Advertising and promotion	105	108	125	113	98
Professional fees	39	89	52	55	38
Foreclosed asset expense	155	133	82	56	39
Goodwill impairment charge	-	1,775	-	-	-
Other expense	388	490	445	393	362
Total noninterest expense	2,152	4,166	2,191	2,138	2,105
Minority interest expense	75	65	53	42	43
Income (loss) before income taxes	(1,994)	(2,353)	182	1,240	1,240
Income taxes	(856)	(486)	(4)	410	456
Net Income (Loss)	$(1,138)	$(1,867)	$186	$830	$784
Net Income (Loss) Applicable to Common Stockholders	$(1,203)	$(1,875)	$178	$822	$777

Earnings Per Common Share:
Basic	$(1.40)	$(2.19)	$0.21	$0.95	$0.89
Diluted	(1.40)	(2.19)	0.20	0.92	0.86

Dividends declared per common share	0.15	0.56	0.56	0.55	0.54
Basic weighted average number of common shares outstanding (in thousands)	856,923	855,518	857,005	868,968	874,816
Diluted weighted average number of common shares outstanding (in thousands)	856,923	855,532	876,002	893,090	899,706

Washington Mutual, Inc.
Consolidated Statements of Financial Condition
(dollars in millions)
(unaudited)

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2008	2007	2007	2007	2007
Assets
Cash and cash equivalents	$10,089	$9,560	$11,370	$4,167	$4,047
Federal funds sold and securities purchased under agreements to resell	2,527	1,877	4,042	3,267	8,279
Trading assets	2,483	2,768	3,797	5,534	5,290
Available-for-sale securities, total amortized cost of $24,907, $27,789,
$28,725, $28,934 and $22,921:
Mortgage-backed securities	18,140	19,249	20,562	20,393	16,543
Investment securities	5,466	8,291	7,844	7,947	6,296
Total available-for-sale securities	23,606	27,540	28,406	28,340	22,839
Loans held for sale	4,941	5,403	7,586	19,327	26,874
Loans held in portfolio	242,814	244,386	237,132	214,994	217,021
Allowance for loan losses	(4,714)	(2,571)	(1,889)	(1,560)	(1,540)
Loans held in portfolio, net	238,100	241,815	235,243	213,434	215,481
Investment in Federal Home Loan Banks	3,514	3,351	2,808	1,596	2,230
Mortgage servicing rights	5,726	6,278	6,794	7,231	6,507
Goodwill	7,283	7,287	9,062	9,056	9,052
Other assets	21,399	22,034	21,002	20,267	19,386
Total assets	$319,668	$327,913	$330,110	$312,219	$319,985
Liabilities
Deposits:
Noninterest-bearing deposits	$31,911	$30,389	$31,341	$33,557	$34,367
Interest-bearing deposits	156,138	151,537	162,939	167,823	175,842
Total deposits	188,049	181,926	194,280	201,380	210,209
Federal funds purchased and commercial paper	250	2,003	2,482	3,390	563
Securities sold under agreements to repurchase	215	4,148	4,732	9,357	8,323
Advances from Federal Home Loan Banks	64,009	63,852	52,530	21,412	24,735
Other borrowings	32,710	38,958	40,887	40,313	39,430
Other liabilities	8,072	8,523	8,313	9,212	9,694
Minority interests	3,914	3,919	2,945	2,945	2,453
Total liabilities	297,219	303,329	306,169	288,009	295,407
Stockholders' Equity
Preferred stock	3,392	3,392	492	492	492
Capital surplus - common stock	2,646	2,630	2,575	2,715	3,121
Accumulated other comprehensive loss	(1,141)	(359)	(390)	(568)	(268)
Retained earnings	17,552	18,921	21,264	21,571	21,233
Total stockholders' equity	22,449	24,584	23,941	24,210	24,578
Total liabilities and stockholders' equity	$319,668	$327,913	$330,110	$312,219	$319,985

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Mar. 31,		Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2008		2007	2007	2007	2007
Stockholders' Equity Rollforward
Balance, beginning of period	$24,584		$23,941	$24,210	$24,578	$26,969
Net income (loss)	(1,138)		(1,867)	186	830	784
Cumulative effect from the adoption of new accounting pronouncements	(36	)(1)	-	-	-	(6	)(2)
Other comprehensive income (loss), net of income taxes	(782)		31	177	(300)	19
Cash dividends declared on common stock	(130)		(482)	(485)	(484)	(477)
Cash dividends declared on preferred stock	(65)		(8)	(8)	(8)	(7)
Cash dividends returned(3)	-		15	-	-	-
Common stock repurchased and retired(4)	-		-	(199)	(500)	(2,797)
Common stock issued	16		54	60	94	93
Preferred stock issued	-		2,900	-	-	-
Balance, end of period	$22,449		$24,584	$23,941	$24,210	$24,578
(1)
As of January 1, 2008, the Company adopted FASB Statement No. 157, Fair Value Measurements ("Statement No. 157"), EITF Issue No. 06-4, Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life Insurance Arrangements ("Issue 06-4") and EITF Issue No. 06-10, Accounting for Collateral Assignment Split-Dollar Life Insurance Arrangements ("Issue 06-10").  The cumulative effect from the adoption of Statement No. 157, Issue 06-4 and Issue 06-10 was $1 million, $(35) million and $(2) million.

(2)	As of January 1, 2007, the Company adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes.
(3)	Represents accumulated dividends on shares returned from escrow.
(4)
The Company repurchased zero shares of its common stock during the three months ended March 31, 2008 and December 31, 2007, and 7.2 million, 13.5 million and  61.4 million shares of its common stock during the three months ended September 30, 2007, June 30, 2007 and March 31, 2007.  At March 31, 2008, the total remaining common stock repurchase authority was 47.5 million shares.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2008	2007	2007	2007	2007
RETAIL BANKING GROUP
Condensed income statement:
Net interest income	$1,203	$1,262	$1,306	$1,291	$1,284
Provision for loan losses	2,300	663	318	91	62
Noninterest income	775	850	833	820	751
Inter-segment revenue	9	5	9	16	18
Noninterest expense	1,221	1,212	1,149	1,131	1,069
Income before income taxes	(1,534)	242	681	905	922
Income taxes	(491)	(39)	225	340	346
Net income	$(1,043)	$281	$456	$565	$576
Performance and other data:
Efficiency ratio	61.48%	57.25%	53.48%	53.19%	52.08%
Average loans	$142,720	$145,486	$147,357	$149,716	$155,206
Average assets	151,609	155,100	157,194	159,515	165,044
Average deposits:
Checking deposits:
Noninterest bearing	23,425	22,748	22,860	23,107	22,331
Interest bearing	24,306	26,328	28,406	30,282	31,739
Total checking deposits	47,731	49,076	51,266	53,389	54,070
Savings and money market deposits	47,904	44,623	43,524	43,814	43,103
Time deposits	51,099	49,034	50,131	48,049	46,857
Average deposits	146,734	142,733	144,921	145,252	144,030
Loan volume	1,238	3,417	5,172	5,760	4,576
Employees at end of period	28,736	29,147	28,636	28,523	28,229
CARD SERVICES GROUP
Managed basis(1)
Condensed income statement:
Net interest income	$765	$694	$674	$649	$641
Provision for loan losses	626	591	611	523	388
Noninterest income	418	315	400	393	474
Inter-segment expense	5	-	-	-	-
Noninterest expense	260	338	364	306	329
Income before income taxes	292	80	99	213	398
Income taxes	93	(12)	33	80	149
Net income	$199	$92	$66	$133	$249
Performance and other data:
Efficiency ratio	22.04%	33.51%	33.91%	29.33%	29.51%
Average loans	$26,889	$26,665	$25,718	$24,234	$23,604
Average assets	29,244	28,961	28,206	26,762	26,039
Employees at end of period	2,881	2,860	2,878	2,827	2,579

Securitization adjustments
Condensed income statement:
Net interest income	$(503)	$(454)	$(456)	$(459)	$(414)
Provision for loan losses	(470)	(335)	(288)	(294)	(282)
Noninterest income	33	119	168	165	132
Performance and other data:
Average loans	(17,391)	(16,007)	(14,488)	(13,888)	(12,507)
Average assets	(15,075)	(14,180)	(12,841)	(12,287)	(10,961)

Adjusted basis
Condensed income statement:
Net interest income	$262	$240	$218	$190	$227
Provision for loan losses	156	256	323	229	106
Noninterest income	451	434	568	558	606
Inter-segment expense	5	-	-	-	-
Noninterest expense	260	338	364	306	329
Income before income taxes	292	80	99	213	398
Income taxes	93	(12)	33	80	149
Net income	$199	$92	$66	$133	$249
Performance and other data:
Average loans	$9,498	$10,658	$11,230	$10,346	$11,097
Average assets	14,169	14,781	15,365	14,475	15,078

(This table is continued on "WM-6.")
__________________________
(1)
The managed basis presentation treats securitized and sold credit card receivables as if they were still on the balance sheet. The Company uses this basis in assessing the overall performance of this operating segment. The managed basis presentation of the Card Services Group is derived by adjusting the GAAP financial information to add back securitized loan balances and the related interest, fee income and provision for credit losses. Such adjustments are eliminated as securitization adjustments when reporting GAAP results.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
(This table is continued from "WM-5.")	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2008	2007	2007	2007	2007
COMMERCIAL GROUP
Condensed income statement:
Net interest income	$196	$200	$200	$208	$211
Provision for loan losses	29	19	12	2	(10)
Noninterest income	(8)	(10)	(34)	63	15
Noninterest expense	68	66	67	74	74
Income before income taxes	91	105	87	195	162
Income taxes	29	11	28	73	61
Net income	$62	$94	$59	$122	$101
Performance and other data:
Efficiency ratio	36.09%	34.49%	40.26%	27.42%	32.85%
Average loans	$40,934	$40,129	$38,333	$38,789	$38,641
Average assets	43,004	42,336	40,663	41,184	41,005
Average deposits	7,474	9,762	13,816	15,294	12,028
Loan volume	2,835	4,800	4,054	4,348	3,671
Employees at end of period	1,358	1,502	1,524	1,508	1,459
HOME LOANS GROUP
Condensed income statement:
Net interest income	$250	$229	$191	$211	$244
Provision for loan losses	907	511	323	101	49
Noninterest income	319	329	183	389	161
Inter-segment expense	4	5	9	16	18
Noninterest expense	499	2,319	554	547	522
Loss before income taxes	(841)	(2,277)	(512)	(64)	(184)
Income taxes	(269)	(312)	(169)	(24)	(69)
Net loss	$(572)	$(1,965)	$(343)	$(40)	$(115)
Performance and other data:
Efficiency ratio	88.26%	419.52%	151.63%	93.71%	134.82%
Average loans	$55,672	$52,278	$43,737	$43,312	$53,254
Average assets	66,841	66,172	61,106	60,342	71,382
Average deposits	5,469	6,714	7,780	8,372	8,501
Loan volume	13,774	19,089	26,434	35,938	33,780
Employees at end of period	9,159	11,812	12,668	13,150	13,449
CORPORATE SUPPORT/TREASURY AND OTHER
Condensed income statement:
Net interest income (expense)	$132	$(18)	$(39)	$(4)	$(22)
Provision for loan losses	119	85	(9)	(51)	27
Noninterest income	86	(201)	(91)	60	94
Noninterest expense	104	231	57	80	111
Minority interest expense	75	65	53	42	43
Loss before income taxes	(80)	(600)	(231)	(15)	(109)
Income taxes	(68)	(157)	(46)	(37)	(69)
Net income (loss)	$(12)	$(443)	$(185)	$22	$(40)
Performance and other data:
Average loans	$1,556	$1,482	$1,420	$1,367	$1,345
Average assets	45,525	48,173	47,532	41,789	40,875
Average deposits	24,627	26,427	32,132	37,847	46,205
Loan volume	143	171	113	72	107
Employees at end of period	3,749	4,082	4,042	3,981	3,977

(This table is continued on "WM-7.")

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
(This table is continued from "WM-6.")	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2008	2007	2007	2007	2007
RECONCILING ADJUSTMENTS
Condensed income statement:
Net interest income(1)	$132	$134	$138	$138	$137
Noninterest income (expense)(2)	(54)	(37)	(80)	(132)	(86)
Income before income taxes	78	97	58	6	51
Income taxes(3)	(150)	23	(75)	(22)	38
Net income	$228	$74	$133	$28	$13
Performance and other data:
Average loans(4)	$(1,220)	$(1,286)	$(1,385)	$(1,301)	$(1,479)
Average assets(4)	(1,220)	(1,286)	(1,385)	(1,301)	(1,479)

TOTAL CONSOLIDATED
Condensed income statement:
Net interest income	$2,175	$2,047	$2,014	$2,034	$2,081
Provision for loan losses	3,511	1,534	967	372	234
Noninterest income	1,569	1,365	1,379	1,758	1,541
Noninterest expense	2,152	4,166	2,191	2,138	2,105
Minority interest expense	75	65	53	42	43
Income (loss) before income taxes	(1,994)	(2,353)	182	1,240	1,240
Income taxes	(856)	(486)	(4)	410	456
Net income (loss)	$(1,138)	$(1,867)	$186	$830	$784
Performance and other data:
Efficiency ratio	57.49%	122.13%	64.55%	56.38%	58.13%
Average loans	$249,160	$248,747	$240,692	$242,229	$258,064
Average assets	319,928	325,276	320,475	316,004	331,905
Average deposits	184,304	185,636	198,649	206,765	210,764
Loan volume	17,990	27,477	35,773	46,118	42,134
Employees at end of period	45,883	49,403	49,748	49,989	49,693
__________________________
(1)
Represents the difference between mortgage loan premium amortization recorded by the Retail Banking Group and the amount recognized in the Company's Consolidated Statements of Income. For management reporting purposes, certain mortgage loans that are held in portfolio by the Retail Banking Group are treated as if they are purchased from the Home Loans Group. Since the cost basis of these loans includes an assumed profit factor paid to the Home Loans Group, the amortization of loan premiums recorded by the Retail Banking Group reflects this assumed profit factor and must therefore be eliminated as a reconciling adjustment.

(2)	Represents the difference between gain from mortgage loans recorded by the Home Loans Group and gain from mortgage loans recognized in the Company's Consolidated Statements of Income.
(3)	Represents the tax effect of reconciling adjustments.
(4)	Represents the inter-segment offset for inter-segment loan premiums that the Retail Banking Group recognized upon transfer of portfolio loans from the Home Loans Group.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

Quarter Ended
Mar. 31, 2008				Dec. 31, 2007			Mar. 31, 2007
			Interest			Interest			Interest
			Income/			Income/			Income/
Balance		Rate	Expense	Balance	Rate	Expense	Balance	Rate	Expense
Average Balances and Weighted Average Interest Rates
Assets (Taxable-Equivalent Basis(1))
Interest-earning assets(2):
Federal funds sold and securities purchased under
agreements to resell	$2,118	3.48%	$18	$1,673	4.65%	$20	$3,930	5.39%	$52
Trading assets	2,726	17.10	116	3,114	12.89	101	5,594	8.10	113
Available-for-sale securities(3):
Mortgage-backed securities	18,945	5.80	275	20,104	5.47	275	18,460	5.48	253
Investment securities	6,316	5.39	85	8,029	5.35	107	6,180	5.23	81
Loans held for sale	4,974	6.98	87	7,057	8.99	160	35,447	6.37	562
Loans held in portfolio:
Loans secured by real estate:
Home loans(4)(5)	109,773	6.27	1,720	108,496	6.58	1,785	97,365	6.45	1,570
Home equity loans and lines of credit(5)	61,196	6.28	956	60,135	7.15	1,083	53,014	7.56	989
Subprime mortgage channel(6)	18,106	6.33	287	19,341	6.38	309	20,612	6.67	344
Home construction(7)	2,142	7.65	41	2,136	6.99	37	2,061	6.55	34
Multi-family	31,962	6.35	507	31,331	6.56	514	29,826	6.58	491
Other real estate	9,797	6.49	158	8,969	6.89	155	6,763	7.03	117
Total loans secured by real estate	232,976	6.31	3,669	230,408	6.73	3,883	209,641	6.79	3,545
Consumer:
Credit card	9,024	10.75	241	9,134	9.76	225	10,904	11.57	311
Other	195	17.47	8	213	15.77	8	267	12.96	9
Commercial	1,991	7.36	37	1,935	8.47	41	1,805	7.96	36
Total loans held in portfolio	244,186	6.49	3,955	241,690	6.86	4,157	222,617	7.04	3,901
Other	6,000	3.94	59	6,321	3.74	59	3,472	5.77	49
Total interest-earning assets	285,265	6.45	4,595	287,988	6.76	4,879	295,700	6.81	5,011
Noninterest-earning assets:
Mortgage servicing rights	5,882			6,472			6,304
Goodwill	7,286			8,907			9,054
Other assets	21,495			21,909			20,847
Total assets	$319,928			$325,276			$331,905
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$24,384	1.75	107	$26,425	2.15	143	$31,821	2.63	206
Savings and money market deposits	55,951	2.73	379	54,622	3.14	432	54,862	3.27	443
Time deposits	74,225	4.57	843	73,741	4.78	889	91,631	4.97	1,123
Total interest-bearing deposits	154,560	3.46	1,329	154,788	3.75	1,464	178,314	4.03	1,772
Federal funds purchased and commercial paper	1,009	3.62	9	3,385	4.96	42	3,846	5.48	52
Securities sold under agreements to repurchase	885	3.78	8	4,273	4.80	52	12,098	5.48	164
Advances from Federal Home Loan Banks	62,799	4.29	670	56,146	5.13	726	36,051	5.38	478
Other	34,048	4.71	400	39,268	5.52	545	32,808	5.67	461
Total interest-bearing liabilities	253,301	3.83	2,416	257,860	4.36	2,829	263,117	4.51	2,927
Noninterest-bearing sources:
Noninterest-bearing deposits	29,744			30,848			32,450
Other liabilities	8,902			8,956			9,482
Minority interests	3,915			3,665			2,449
Stockholders' equity	24,066			23,947			24,407
Total liabilities and stockholders' equity	$319,928			$325,276			$331,905
Net interest spread and net interest income on a taxable-equivalent basis		2.62	$2,179		2.40	$2,050		2.30	$2,084
Impact of noninterest-bearing sources		0.43			0.46			0.50
Net interest margin on a taxable-equivalent basis		3.05			2.86			2.80
_______________________________
(1)
Includes taxable-equivalent adjustments primarily related to tax-exempt income on U.S. states and political subdivisions securities and loans related to the Company’s community lending and investment activities.  The federal statutory tax rate was 35% for the periods presented.

(2)	Nonaccrual assets and related income, if any, are included in their respective categories.
(3)	The average balance and yield are based on average amortized cost balances.
(4)
Capitalized interest recognized in earnings that resulted from negative amortization within the Option ARM portfolio totaled $336 million, $367 million and $361 million for the three months ended March 31, 2008, December 31, 2007 and March 31, 2007.

(5)	Excludes home loans and home equity loans and lines of credit in the subprime mortgage channel.
(6)	Represents mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in the investment portfolio.
(7)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Change from
	Dec. 31, 2007	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	to Mar. 31, 2008	2008	2007	2007	2007	2007
Deposits
Retail deposits:
Checking deposits:
Noninterest bearing	$1,655	$25,131	$23,476	$23,721	$24,142	$24,400
Interest bearing	(2,082)	23,631	25,713	27,277	29,592	31,523
Total checking deposits	(427)	48,762	49,189	50,998	53,734	55,923
Savings and money market deposits	6,330	51,317	44,987	43,360	43,617	44,058
Time deposits(1)	2,164	51,574	49,410	50,740	48,140	47,262
Total retail deposits	8,067	151,653	143,586	145,098	145,491	147,243
Commercial business and other deposits	(862)	10,405	11,267	16,536	19,186	17,741
Brokered deposits:
Consumer	(350)	17,739	18,089	17,484	17,153	18,995
Institutional	(804)	1,711	2,515	8,107	11,025	17,256
Custodial and escrow deposits(2)	72	6,541	6,469	7,055	8,525	8,974
Total deposits	$6,123	$188,049	$181,926	$194,280	$201,380	$210,209
(1)	Weighted average remaining maturity of time deposits was 6 months at March 31, 2008, 7 months at December 31, 2007 and September 30, 2007, 8 months at June 30, 2007 and 9 months at March 31, 2007.
(2)	Substantially all custodial and escrow deposits reside in noninterest-bearing checking accounts.
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2008	2007	2007	2007	2007
Retail Deposit Accounts (number of accounts)
Noninterest-bearing checking	11,271,406	10,960,270	10,824,548	10,449,887	9,983,313
Interest-bearing checking	1,218,606	1,273,673	1,334,902	1,399,203	1,459,534
Savings and money market	7,293,256	7,118,349	7,087,311	6,936,870	6,708,784
Total transaction accounts, end of period(1)	19,783,268	19,352,292	19,246,761	18,785,960	18,151,631

Net change in noninterest-bearing checking accounts	311,136	135,722	374,661	466,574	371,607
Net change in checking accounts	256,069	74,493	310,360	406,243	327,776
_______________________________
(1)	Transaction accounts include retail checking, small business checking, retail savings and small business savings.

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2008	2007	2007	2007	2007
Retail Banking Stores
Stores, beginning of period	2,257	2,212	2,235	2,228	2,225
Stores opened during the quarter	9	50	10	11	6
Stores closed during the quarter	(5)	(5)	(33)	(4)	(3)
Stores, end of period	2,261	2,257	2,212	2,235	2,228

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2008	2007	2007	2007	2007
Loan Volume
Home loans:
Short-term adjustable-rate loans(1):
Option ARMs	$231	$3,945	$6,174	$7,888	$7,777
Other ARMs	19	10	111	22	36
Total short-term adjustable-rate loans	250	3,955	6,285	7,910	7,813
Medium-term adjustable-rate loans(2)	3,810	5,972	9,868	14,953	13,567
Fixed-rate loans	9,427	7,382	6,176	8,172	8,824
Total home loan volume	13,487	17,309	22,329	31,035	30,204
Home equity loans and lines of credit	1,297	4,619	8,544	9,988	7,600
Home construction(3)	128	378	483	426	298
Multi-family	2,250	3,412	2,856	3,067	2,663
Other real estate	728	1,487	1,285	1,246	1,080
Total loans secured by real estate	17,890	27,205	35,497	45,762	41,845
Commercial	100	272	276	356	289
Total loan volume	$17,990	$27,477	$35,773	$46,118	$42,134
Loan Volume by Channel
Retail	$10,585	$17,341	$21,223	$24,707	$21,171
Wholesale	7,091	9,536	13,387	17,020	14,746
Purchased	314	600	1,163	4,391	6,217
Total loan volume by channel	$17,990	$27,477	$35,773	$46,118	$42,134
Refinancing Activity(4)
Home loan refinancing	$10,779	$12,297	$14,722	$22,637	$22,552
Home equity loans and lines of credit	22	46	143	157	550
Home construction loans	1	30	30	20	12
Multi-family and other real estate	1,033	1,436	1,225	1,378	1,131
Total refinancing	$11,835	$13,809	$16,120	$24,192	$24,245
(1)	Short-term adjustable-rate loans reprice within one year.
(2)	Medium-term adjustable-rate loans reprice after one year.
(3)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(4)	Includes loan refinancing entered into by both new and pre-existing loan customers.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Change from
	Dec. 31, 2007	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	to Mar. 31, 2008	2008	2007	2007	2007	2007
Loans Held in Portfolio
Loans secured by real estate:
Home:
Short-term adjustable-rate loans(1):
Option ARMs(2)	$(3,024)	$55,846	$58,870	$58,137	$53,455	$58,130
Other ARMs	(699)	15,532	16,231	15,478	13,538	13,501
Total short-term adjustable-rate loans	(3,723)	71,378	75,101	73,615	66,993	71,631
Medium-term adjustable-rate loans(3)	844	40,217	39,373	37,717	29,647	29,924
Fixed-rate loans	(148)	11,857	12,005	11,813	9,505	9,506
Total home loans	(3,027)	123,452	126,479	123,145	106,145	111,061
Home equity loans and lines of credit	58	63,546	63,488	61,831	58,631	56,123
Home construction(4)	(138)	2,088	2,226	2,110	2,058	2,071
Multi-family	774	32,528	31,754	30,831	29,290	29,515
Other real estate	498	10,022	9,524	8,335	6,879	6,728
Total loans secured by real estate(5)	(1,835)	231,636	233,471	226,252	203,003	205,498
Consumer:
Credit card	158	8,989	8,831	8,791	9,913	9,490
Other	(19)	186	205	224	243	261
Commercial	124	2,003	1,879	1,865	1,835	1,772
Total loans held in portfolio(6)	(1,572)	242,814	244,386	237,132	214,994	217,021
Less: allowance for loan losses	(2,143)	(4,714)	(2,571)	(1,889)	(1,560)	(1,540)
Total loans held in portfolio, net	$(3,715)	$238,100	$241,815	$235,243	$213,434	$215,481

(1)	Short-term adjustable-rate loans reprice within one year.
(2)
The total amount by which the unpaid principal balance of Option ARM loans exceeded their original principal amount was $1.93 billion, $1.73 billion, $1.50 billion, $1.30 billion and $1.12 billion at March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007.

(3)	Medium-term adjustable-rate loans reprice after one year.
(4)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(5)
Includes subprime mortgage channel loans, comprising mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in the investment portfolio as follows:

	Subprime Mortgage Channel	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
		2008	2007	2007	2007	2007
	Home loans	$ 15,032	$ 16,092	$ 17,285	$ 17,602	$ 17,610
	Home equity loans and lines of credit	2,312	2,525	2,711	2,855	2,749
	Total	$ 17,344	$ 18,617	$ 19,996	$ 20,457	$ 20,359
(6)
Includes net unamortized deferred loan costs of $1.42 billion, $1.45 billion, $1.44 billion, $1.58 billion and $1.71 billion at March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

			Weighted		Weighted		Weighted
	Change from		Average		Average		Average
	Dec. 31, 2007	Mar. 31,	Coupon	Dec. 31,	Coupon	Mar. 31,	Coupon
to Mar. 31, 2008		2008	Rate	2007	Rate	2007	Rate
Selected Loans Secured by Real Estate
Home loans held in portfolio:
Short-term adjustable-rate loans(1):
Option ARMs	$(3,024)	$55,846	7.30%	$58,870	7.68%	$58,130	7.74
Other ARMs	(699)	15,532	6.94	16,231	6.99	13,501	7.25
Total short-term adjustable-rate loans	(3,723)	71,378	7.22	75,101	7.53	71,631	7.65
Medium-term adjustable-rate loans(2)	844	40,217	6.35	39,373	6.41	29,924	5.86
Fixed-rate loans	(148)	11,857	6.75	12,005	6.75	9,506	6.68
Total home loans held in portfolio	(3,027)	123,452	6.89	126,479	7.11	111,061	7.08
Home equity loans and lines of credit:
Adjustable-rate	751	53,850	6.02	53,099	7.52	45,288	8.25
Fixed-rate	(693)	9,696	7.67	10,389	7.72	10,835	7.57
Total home equity loans and lines of credit	58	63,546	6.27	63,488	7.55	56,123	8.12
Multi-family loans held in portfolio:
Short-term adjustable-rate loans(1):
Option ARMs	(136)	6,158	6.70	6,294	7.12	8,373	7.29
Other ARMs	(641)	7,469	6.03	8,110	6.40	7,779	7.01
Total short-term adjustable-rate loans	(777)	13,627	6.33	14,404	6.71	16,152	7.15
Medium-term adjustable-rate loans(2)	1,366	16,817	6.12	15,451	6.14	11,545	5.78
Fixed-rate loans	185	2,084	6.22	1,899	6.28	1,818	6.39
Total multi-family loans held in portfolio	774	32,528	6.22	31,754	6.41	29,515	6.57
Total selected loans held in portfolio secured by real estate(3)	(2,195)	219,526	6.61	221,721	7.13	196,699	7.30
Loans held for sale(4)	568	4,941	5.73	4,373	6.12	26,394	6.44
Total selected loans secured by real estate	$(1,627)	$224,467	6.59	$226,094	7.12	$223,093	7.20
(1)	Short-term adjustable-rate loans reprice within one year.
(2)	Medium-term adjustable-rate loans reprice after one year.
(3)
At March 31, 2008, December 31, 2007 and March 31, 2007, adjustable-rate loans with lifetime caps were $182.93 billion, $182.12 billion and $162.24 billion with a lifetime weighted average cap rate of 12.60%, 12.49% and 12.31%.

(4)	Excludes credit card and student loans.

Dec. 31, 2007
to Mar. 31, 2008
Rollforward of Loans Held for Sale
Balance, beginning of period	$5,403
Mortgage loans originated, purchased and transferred from held in portfolio	11,630
Mortgage loans transferred to held in portfolio	(346)
Mortgage loans sold and other(1)	(10,716)
Net change in consumer loans held for sale	(1,030)
Balance, end of period	$4,941

Rollforward of Home Loans Held in Portfolio
Balance, beginning of period	$126,479
Loans originated, purchased and transferred from held for sale	2,265
Loan payments, transferred to held for sale and other	(5,292)
Balance, end of period	$123,452
(1)	The unpaid principal balance ("UPB") of home loans sold was $10.0 billion for the three months ended March 31, 2008.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
Detail of Revenue from Sales and Servicing of Home Mortgage Loans	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2008	2007	2007	2007	2007
Gain (loss) from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments:
Gain (loss) from home mortgage loans and originated mortgage-backed securities(1)	$143	$7	$(169)	$66	$149
Revaluation gain (loss) from derivatives economically hedging loans held for sale	(21)	(12)	(53)	126	(54)
Gain (loss) from home mortgage loans and originated mortgage-backed securities, net of hedging
and risk management instruments	122	(5)	(222)	192	95
Home mortgage loan servicing revenue:
Home mortgage loan servicing revenue(2)	470	490	516	526	514
Change in MSR fair value due to payments on loans and other	(230)	(255)	(351)	(401)	(356)
Net mortgage loan servicing revenue	240	235	165	125	158
Change in MSR fair value due to valuation inputs or assumptions	(499)	(390)	(201)	530	(96)
Revaluation gain (loss) from derivatives economically hedging MSR	548	518	419	(547)	(32)
Home mortgage loan servicing revenue, net of MSR valuation changes
and derivative risk management instruments	289	363	383	108	30
Total revenue from sales and servicing of home mortgage loans	$411	$358	$161	$300	$125
(1)	Originated mortgage-backed securities represent available-for-sale securities retained on the balance sheet subsequent to the securitization of mortgage loans that were originated by the Company.
(2)
Includes contractually specified servicing fees (net of guarantee fees paid to housing government-sponsored enterprises, where applicable), late charges and loan pool expenses (the shortfall of the scheduled interest required to be remitted to investors and that which is collected from borrrowers upon payoff).

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2008	2007	2007	2007	2007
MSR Valuation and Risk Management:
Change in MSR fair value due to valuation inputs or assumptions	$(499)	$(390)	$(201)	$530	$(96)
Gain (loss) on MSR risk management instruments:
Revaluation gain (loss) from derivatives	548	518	419	(547)	(32)
Revaluation gain (loss) from certain trading securities	-	-	4	(4)	4
Total gain (loss) on MSR risk management instruments	548	518	423	(551)	(28)
Total changes in MSR valuation and risk management	$49	$128	$222	$(21)	$(124)

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2008	2007	2007	2007	2007
Rollforward of Mortgage Servicing Rights(1)
Balance, beginning of period	$6,278	$6,794	$7,231	$6,507	$6,193
Home loans:
Additions	181	127	116	592	760
Change in MSR fair value due to payments on loans and other	(230)	(255)	(351)	(401)	(356)
Change in MSR fair value due to valuation inputs or
assumptions	(499)	(390)	(201)	530	(96)
Sale of MSR	(1)	-	-	-	-
Net change in commercial real estate MSR	(3)	2	(1)	3	6
Balance, end of period	$5,726	$6,278	$6,794	$7,231	$6,507
Rollforward of Mortgage Loans Serviced for Others
Balance, beginning of period	$456,484	$463,436	$474,867	$467,782	$444,696
Home loans:
Additions	9,862	7,814	8,700	29,949	44,550
Sale of servicing	(109)	-	-	-	-
Loan payments and other	(17,177)	(15,739)	(20,716)	(24,213)	(22,469)
Net change in commercial real estate loans	66	973	585	1,349	1,005
Balance, end of period	$449,126	$456,484	$463,436	$474,867	$467,782

(1)	MSR as a percentage of mortgage loans serviced for others was 1.27%, 1.38%, 1.47%, 1.52% and 1.39% at March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007.

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2008	2007	2007	2007	2007
Total Servicing Portfolio
Mortgage loans serviced for others	$449,126	$456,484	$463,436	$474,867	$467,782
Consumer loans serviced for others	17,390	17,379	16,078	14,745	13,645
Servicing on retained MBS without MSR	904	942	980	1,023	1,082
Servicing on owned loans	236,877	238,344	232,392	218,122	226,217
Subservicing portfolio	285	399	418	439	465
Total servicing portfolio	$704,582	$713,548	$713,304	$709,196	$709,191

				March 31, 2008
				Unpaid	Weighted
				Principal	Average
				Balance	Servicing Fee
					(in basis points,
Mortgage Loans Serviced for Others by Loan Type					annualized)
Agency				$249,621	32
Private				171,078	57
Subprime mortgage channel-home				28,427	51
Total mortgage loans serviced for others(1)				$449,126	43
(1)	Weighted average coupon rate was 6.24% at March 31, 2008.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2008	2007	2007	2007	2007
Allowance for Loan Losses
Balance, beginning of quarter	$2,571	$1,889	$1,560	$1,540	$1,630
Allowance transferred to loans held for sale	-	(105)	(217)	(81)	(148)
Other	-	-	-	-	7
Provision for loan losses	3,511	1,534	967	372	234
	6,082	3,318	2,310	1,831	1,723
Loans charged off:
Loans secured by real estate:
Home loans(1)	(331)	(105)	(52)	(21)	(35)
Home equity loans and lines of credit(1)	(486)	(249)	(104)	(55)	(29)
Subprime mortgage channel(2)	(388)	(277)	(146)	(103)	(40)
Home construction(3)	(8)	-	-	(1)	-
Multi-family	(4)	(4)	-	-	-
Other real estate	(2)	(1)	(1)	(1)	-
Total loans secured by real estate	(1,219)	(636)	(303)	(181)	(104)
Consumer:
Credit card	(135)	(126)	(120)	(106)	(96)
Other	(2)	(2)	(2)	(2)	(3)
Commercial	(39)	(32)	(20)	(15)	(9)
Total loans charged off	(1,395)	(796)	(445)	(304)	(212)
Recoveries of loans previously charged off:
Loans secured by real estate:
Home loans(1)	1	4	1	1	1
Home equity loans and lines of credit(1)	9	4	3	3	3
Subprime mortgage channel(2)	1	4	1	11	1
Home construction(3)	-	2	-	-	-
Other real estate	1	2	2	-	-
Total loans secured by real estate	12	16	7	15	5
Consumer:
Credit card	12	31	14	15	16
Other	-	-	-	-	6
Commercial	3	2	3	3	2
Total recoveries of loans previously charged off	27	49	24	33	29
Net charge-offs	(1,368)	(747)	(421)	(271)	(183)
Balance, end of quarter	$4,714	$2,571	$1,889	$1,560	$1,540

Net charge-offs (annualized) as a percentage
of average loans held in portfolio	2.24%	1.24%	0.74%	0.50%	0.33%
Allowance as a percentage of loans held in portfolio	1.94	1.05	0.80	0.73	0.71
______________________________
(1)	Excludes home loans and home equity loans and lines of credit in the subprime mortgage channel.
(2)
Represents mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in the investment portfolio. Charge-offs in the second quarter of 2007 include $26 million of amounts primarily related to uncollected borrower expenses incurred in prior periods by and owed to a third party loan servicer.

(3)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2008	2007	2007	2007	2007
Nonperforming Assets
Nonaccrual loans(1)(2):
Loans secured by real estate:
Home loans(3)	$3,504	$2,302	$1,452	$991	$690
Home equity loans and lines of credit(3)	1,102	835	533	378	297
Subprime mortgage channel(4)	2,882	2,721	2,356	1,707	1,503
Home construction(5)	77	56	44	47	41
Multi-family	142	131	120	69	60
Other real estate	87	53	49	52	52
Total nonaccrual loans secured by real estate	7,794	6,098	4,554	3,244	2,643
Consumer	2	1	1	1	1
Commercial	28	24	22	30	28
Total nonaccrual loans held in portfolio	7,824	6,123	4,577	3,275	2,672
Foreclosed assets(6)	1,357	979	874	750	587
Total nonperforming assets(7)	$9,181	$7,102	$5,451	$4,025	$3,259

Total nonperforming assets as a percentage of total assets	2.87%	2.17%	1.65%	1.29%	1.02%
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(1)
Nonaccrual loans held for sale, which are excluded from the nonaccrual balances presented above, were zero, $4 million, $7 million, $171 million and $195 million at March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007.  Loans held for sale are accounted for at the lower of cost or fair value, with valuation changes included as adjustments to noninterest income.

(2)
Credit card loans are exempt under regulatory rules from being classified as nonaccrual because they are charged off when they are determined to be uncollectible, or by the end of the month in which the account becomes 180 days past due.

(3)	Excludes home loans and home equity loans and lines of credit in the subprime mortgage channel.
(4)	Represents mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in the investment portfolio.
(5)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(6)
Foreclosed real estate securing Government National Mortgage Association (“GNMA”) loans of $25 million, $37 million, $46 million, $49 million and $72 million at March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007 have been excluded.  These assets are fully collectible as the corresponding GNMA loans are insured by the Federal Housing Administration (“FHA”) or guaranteed by the Department of Veterans Affairs (“VA”).

(7)
Excludes accruing restructured loans of $372 million, $251 million, $269 million, $277 million and $340 million at March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007.